Supplement dated September 28, 2017 to the

PNC Small Cap Fund Summary Prospectus

dated September 28, 2017

PNC Small Cap Fund

Effective July 5, 2016, PNC Small Cap Fund was closed to most new investor relationships.

Existing investors in the PNC Small Cap Fund may continue to buy, redeem or exchange shares of the Fund through their existing accounts in accordance with the terms of the Fund’s prospectus and statement of additional information.  In addition, investors may purchase shares of the Fund through a retirement plan, benefit plan, asset allocation model or wrap program, or other similar programs available through financial intermediaries with an existing relationship with the Fund.  Directors, officers and employees of the Fund or of the Fund’s investment adviser and its related parties, registered investment companies advised by the Fund’s investment adviser, and certain institutional investors with a pre-existing relationship with the Fund or its investment adviser may make new investments in the PNC Small Cap Fund.

The Fund reserves the right, in its discretion, to make additional exceptions, to limit the above exceptions or otherwise modify the terms of the Fund’s closing to new investors in its discretion and without advance notice.

The Fund’s ability to impose the guidelines above with respect to certain accounts may be limited based on systems capabilities, applicable contractual and legal restrictions and the cooperation of certain financial intermediaries.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE